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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT




     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of Earliest Event Reported): SEPTEMBER 18, 2001
                                                        ------------------




                             UNITED AUTO GROUP, INC.
             (Exact Name of Registrant as Specified in its Charter)






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
                 DELAWARE                                  1-12297                             22-3086739
                 --------                                  -------                             ----------
(State or Other Jurisdiction of Incorporation)      (Commission File Number)       (IRS Employer Identification Number)

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        13400 OUTER DRIVE WEST                               48239
        ----------------------                               -----
             DETROIT, MI                              (Including Zip Code)
             -----------
(Address of Principal Executive Offices)






                                 313-592-7311
                                 ------------
              (Registrant's Telephone Number, Including Area Code)

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

EXHIBIT 99.1 - Press Release of United Auto Group, Inc. (the "Company"), dated September 18, 2001.

ITEM 9.  REGULATION FD DISCLOSURE

On September 18, 2001, United Auto Group, Inc. issued a press release announcing it has commenced open market repurchases of up to 3.0 million shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.





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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  September 18, 2001                   UNITED AUTO GROUP, INC.


                                     By: /s/ Robert H. Kurnick, Jr.
                                         --------------------------------------
                                              ROBERT H. KURNICK, JR.
                                     Its:     EXECUTIVE VICE PRESIDENT



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                                  EXHIBIT INDEX


     EXHIBIT           DESCRIPTION OF EXHIBIT            SEQUENTIAL PAGE
     NUMBER                                                  NUMBER

   EXHIBIT 99.1           Press Release of United
                          Auto Group, Inc., dated
                          September 18, 2001